Exhibit 99.43

MBNA MASTER CREDIT CARD TRUST II

SERIES 2000-D

KEY PERFORMANCE FACTORS
June 30, 2001



Expected B Maturity 4/16/07


Blended Coupon 4.5138%


Excess Protection Level
3 Month Average   7.14%
June, 2001   6.67%
May, 2001   7.43%
April, 2001   7.32%


Cash Yield18.98%


Investor Charge Offs 5.67%


Base Rate 6.64%


Over 30 Day Delinquency 4.78%


Seller's Interest 8.00%


Total Payment Rate14.15%


Total Principal Balance$57,876,901,808.74


 Investor Participation Amount$850,000,000.00


Seller Participation Amount$4,631,211,247.25